UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 6, 2003

Andersen Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-1460 (Commission File Number)	06-0659863 (IRS Employer Identification No.)

405 Park Avenue, Suite 1202
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:
(212) 826-8942

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number                                    Description

99.1                                                                       Press Release dated June 6, 2003

Item 9. Regulation FD Disclosure.

On June 6, 2003, Andersen Group, Inc. (the "Company") issued a press release captioned "Andersen Group Considers Rights Offering".  A copy of the Company's press release is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Andersen Group, Inc.
(Registrant)

Date:    June 6, 2003

/s/ Francis E. Baker
Name:  Francis E. Baker
Title:     Chairman and Secretary